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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 24, 2000




                                POPMAIL.COM, INC.
             (Exact name of registrant as specified in its charter)



         Minnesota                       0-23243                31-1487885
(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)

         4801 West 81st Street, Suite 112, Bloomington, MN        55437
           (Address of principal executive offices)             (Zip Code)


          (Former Name or Former Address, if Changed Since Last Report)

       Registrant's telephone number, including area code: (612) 837-9917



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Item 5.           OTHER EVENTS

         The Registrant's Press Release dated January 24, 2000, which is filed as Exhibit 99.1 to this Form 8-K is incorporated herein by reference.


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1. Press Release dated January 24, 2000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     POPMAIL.COM, INC.


Date:   January 24, 2000             By:  /s/ Stephen King
                                        --------------------------------------
                                     Name:   Stephen King
                                     Title:  Chief Executive Officer




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